FCPT Announces Eric S. Hirschhorn Has Resigned From Its Board of Directors MILL VALLEY, Calif. -- Four Corners Property Trust (NYSE: FCPT), a real estate investment trust (REIT) primarily engaged in the ownership and acquisition of high-quality, net-leased restaurant and retail properties (“FCPT” or the “Company”), announced today that Eric S. Hirschhorn has resigned from his role as an independent director of the Company’s Board of Directors (“Board”) to focus on other business endeavors. FCPT and the entire Board would like to thank Mr. Hirschhorn for his services and contributions and wish him well in his future endeavors. “For nearly the past five years, Eric has been a valued member of the Board, joining the Board at a critical juncture for the Company and serving as both a member of our Investment Committee and Compensation Committee. I would like to express my gratitude to Eric for his valuable insights, guidance, and assistance in the growth of FCPT,” said Bill Lenehan, member of the Board and CEO of FCPT. “It has been a wonderful experience to serve on the FCPT Board over the last five years watching the portfolio grow, including its first growth outside of the restaurant real estate space, increasing the size of the Mill Valley team substantially, and navigating the business through COVID. I look forward to watching the Company’s continued success,” said Mr. Hirschhorn. About FCPT: FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at www.fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO